                                                                 Exhibit 10.6(b)

                      SECOND  LEASE  AMENDMENT  AGREEMENT


          AGREEMENT dated as of the last day endorsed hereon by the between ROBERT L. BYERS AND JOYCE F. BYERS, HIS WIFE ("Lessor")

                                     AND

          MALCO, INC., a corporation ("Lessee")


                               BASIS OF AGREEMENT


          A. By Lease dated December 7, 1994, as amended by Lease Amendment Agreement ("Lease Amendment Agreement") dated April 28, 1995 (collectively, the "Lease"), Lessor leased to MALCO DIVISION OF UNI-STAR INDUSTRIES, INC. Lessee's Assignor a portion of a building (the "Building") situate 94 County Line Road, Montgomery Township, Montgomery County, Pennsylvania, consisting of Thirty Seven Thousand (37,000) square feet more or less (the "Space") for a term ending on March 31, 2000, unless renewed or previously terminated, as set forth in the Lease. By Assignment and Assumption Agreement bearing even date, but effective as of November 1, 1997, Malco Division of Uni-Star Industries, Inc. assigned the Lease to Lessee, which assumed the same.

          B. Lessee desires to lease from Lessor and Lessor desires to lease to Lessee the balance of the 52,000 square foot Building, consisting of 15,000 square feet, more or less (the "Additional Adjacent Space"). For purposes hereof, the Space and Additional Adjacent Space combined shall be referred to collectively as the "Further Enlarged Premises".

          C. Lessee desires to lease the Further Enlarged Premises from Lessor under the terms and conditions set forth in the Lease as amended and supplemented by this Agreement and Lessor desires to lease the same to Lessee.

          NOW THEREFORE, the parties hereto, intending to be legally bound hereby agree as follows:

          1.  Effective Date.

              As between the parties, this Agreement shall be in full force and effect upon execution hereof by both parties, the date of last execution (or October 1, 1998, whichever occurs first) being referred to as the "Effective Date". From and after the Effective Date, wherever the term "Lease" appears in the Lease and in this Agreement, said term shall mean the Lease, as amended and supplemented by the Second Lease Amendment Agreement.
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          2.  Further Enlarged Premises.

          From and after October 1, 1998, and during the Extended Term of the Lease (as hereinafter defined), Lessor hereby demises and leases to Lessee and Lessee hereby hires from Lessor the Further Enlarged Premises, together with the exclusive right to park on the Lot and full right of ingress and egress through and across the exterior portions of the Lot to and from the Further Enlarged Premises. This Paragraph amends Article 3 of the Lease Amendment Agreement in its entirety. From and after October 1, 1998, wherever the terms "Premises" or "Enlarged Premises" appear in the Lease, said terms shall mean the "Further Enlarged Premises".

          3.  Extended Term.

          The term of the Lease is hereby extended for an "Extended Term" of six
(6) years, six (6) months, commencing October 1, 1998, and ending March 31, 2005, at 11:59 p.m., prevailing time, unless previously terminated or renewed, as set forth herein. From and after October 1, 1998, all references to "term" in the Lease shall mean the Extended Term.

          4.  Minimum Annual Rent.

          From and after October 1, 1998, Article 4 of the Lease Amendment Agreement is deleted in its entirety and the following substituted therefor:

              "(A) For purposes hereof, the term `Lease Year' shall mean each consecutive period of twelve (12) months commencing on the Effective Date and each yearly anniversary of the Effective Date during the term hereof.

              (B) The minimum annual rent (`Minimum Annual Rent'), payable by Lessee to Lessor during the period commencing October 1, 1998, and ending on March 31, 2000, at 11:59 p.m., shall be computed at the rate of One Hundred Eighty-Nine Thousand Eight Hundred Dollars ($189,800.00) per Lease Year, lawful money of the United States of America, payable in monthly installments in advance during the said period in sums of Fifteen Thousand Eight Hundred Sixteen Dollars and Sixty-Seven Cents ($15,816.67) on the first day of each month during said period, the first installment to be paid on or before October 1, 1998.

              (C) The Minimum Annual Rent payable by Lessee to Lessor during the period commencing April 1, 2000, and ending on March 31, 2005, at 11:59 p.m., shall be computed at the rate of Two Hundred Eight Thousand Dollars ($208,000.00) per Lease Year, the lawful money of the United States of America, payable in monthly installments in advance during said period in sums of Seventeen Thousand Three Hundred Thirty-Three Dollars and Thirty-Three Cents ($17,333.33) on the first day of each month during said period, the first installment to be paid on or before April 1, 2000."
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          5. Increased "Agreed Percentage".

             Commencing October 1, 1998, the Agreed Percentage, as defined in the Lease, shall be increased from 71% to 100%.

          6. Destruction of Premises.

             Article 8 (A) of the Lease Agreement dated December 7, 1994, is amended and supplemented to read as follows, effective on the Effective Date:

             "8.  A.  Total Destruction of Premises.

                  In the event the Premises is totally destroyed or so damaged by fire or other casualty, covered by policies of insurance carried by Lessor, that in Lessor's opinion, the same cannot be repaired and restored within ninety (90) days from the happening of such injury, the current term of this Lease shall absolutely cease and determine and the Minimum Annual Rent and Additional Rent shall abate for the balance of the term. Nothing contained herein shall be construed to affect Lessor's right to collect the proceeds of rental value insurance on the Building."

          7. Consumer Price Index.

             Paragraph 25 (B) of the Lease Agreement dated December 7, 1994, is amended to provide that the Adjustment Index shall be the CPI U for the month of August, 2004, and the Base Index shall be the CPI U for the month of August, 1997.

          8. Ratification.

          (A) PARAGRAPH 23 (M) OF THE LEASE AGREEMENT OF DECEMBER 7, 1994, SETS FORTH A WARRANT OF AUTHORITY FOR ANY PROTHONOTARY OR ATTORNEY OF A COURT OF RECORD TO CONFESS JUDGMENT AGAINST THE LESSEE FOR POSSESSION OF THE PREMISES UPON THE EXPIRATION OF THE TERM OF THE LEASE. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE LESSEE, THE LESSEE, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR THE LESSEE AND WITH KNOWLEDGE OF THE LEGAL EFFECT THEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE LESSEE HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE. IT IS SPECIFICALLY ACKNOWLEDGED BY THE LESSEE THAT THE LESSOR HAS RELIED ON THIS WARRANT OF ATTORNEY IN EXECUTING THIS SECOND LEASE AMENDMENT AGREEMENT AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS HEREINUNDER TO THE LESSEE.

          LESSEE EXPRESSLY WARRANTS AND REPRESENTS THAT THE ABOVE-DESCRIBED WARRANT OF ATTORNEY TO CONFESS JUDGMENT HAS BEEN AUTHORIZED EXPRESSLY BY PROPER ACTION OF THE BOARD OF DIRECTORS OF LESSEE.
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          (B) Every provision of the Lease not inconsistent with the terms hereof is hereby ratified and confirmed and including, without limiting the generality of the foregoing, Article 23 (M) which permits the Lessor to CONFESS JUDGMENT FOR THE RECOVERY BY LESSOR OF POSSESSION OF THE FURTHER ENLARGED PREMISES upon the expiration of the then current term of the Lease. The parties hereto acknowledge and agree that nothing contained herein can be construed to impair in any manner whatsoever Lessor's ability to confess judgment against the Lessee for the recovery of possession of the Further Enlarged Premises pursuant to the terms of the Lease, upon expiration of the then current term.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement intending to be legally bound, on the day and year last below written.



                          /s/ Robert L. Byers       (Seal)
                          --------------------------
                              Robert L. Byers
Dated:  11/5/98
        -------
                          /s/ Joyce F. Byers         (Seal)
                          --------------------------
                              Joyce F. Byers



                         MALCO, INC.
                         a corporation

Dated:  11/5/98          By: /s/ David Prettyman
        -------             ------------------------
                             President

                         (CORPORATE SEAL)